Offerings - Offering: 1	May 22, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 124,800,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 17,234.88
Offering Note	The transaction valuation is estimated only for purposes of calculating the filing fee. This calculation assumes the purchase of a total of 39,000,000 American Depositary Shares of High Templar Tech Limited at the maximum tender offer price of US$3.20 per ADS in cash. The amount of the filing fee, calculated at US$138.10 per US$1,000,000.00 of the transaction valuation in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, as modified by Filing Fee Rate Advisory for Fiscal Year 2026, issued August 25, 2025. The Transaction Valuation set forth above was calculated for the sole purpose of determining the filing fee and should not be used for any other purpose.